UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2005

SCS Transportation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4435 Main Street, Suite 930, Kansas City, Missouri		64111
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-960-3664

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 31, 2005, SCS Transportation, Inc. (NASDAQ: SCST) entered into a Restated Agented Revolving Credit Agreement (the "Restated Credit Agreement") among SCS Transportation, Inc. and Bank of Oklahoma, N.A., JP Morgan Chase Bank, N.A. (as successor by merger to Bank One, NA), U.S. Bank National Association, Harris Trust and Savings Bank, and LaSalle Bank National Association (collectively, the "Banks") and Bank of Oklahoma, N.A., as agent for the Banks. The Credit Agreement, Guarantee Agreements, Promissory Notes and Certificate of the Secretary and Officer are attached hereto as Exhibit 10.1 and incorporated by reference into this Item 1.01 and Item 2.03. The following is a brief description of the major changes between the previous credit agreement and the Restated Credit Agreement and is qualified in its entirety by reference to the Restated Credit Agreement as attached hereto:

· Increases the size of the available credit from $75 million under the previous credit agreement to $110 million under the Restated Credit Agreement and removed the previous restriction that limited availability to SCST’s Qualified Receivables (as defined in the previous credit agreement);

· Adjusts the performance-based interest rate schedule such that the Company expects to achieve more favorable borrowing costs under the Restated Credit Agreement than under the previous credit agreement;

· Extends the maturity under the previous credit agreement from September 1, 2006 to January 31, 2008 under the Restated Credit Agreement;

· Removes the requirement for submission of Borrowing Base Certificates as required under the previous credit agreement; and

· Required financial covenants remain unchanged from the original credit agreement.

· Acceleration of all obligations drawn under the Restated Credit Agreement may occur upon events of default which include default in payment of principal or interest when due under this or any other obligation for borrowed funds or if SCST fails to perform or observe any term, covenant, agreement or condition that is not remedied within 30 days.

Item 9.01. Financial Statements and Exhibits.

10.1 Restated Agented Revolving Credit Agreement dated as of January 31, 2005, among SCS Transportation, Inc. and Bank of Oklahoma, N.A., JP Morgan Chase Bank, N.A., U.S. Bank National Association, Harris Trust and Savings Bank, and LaSalle Bank National Association and Bank of Oklahoma, N.A., as agent for the Banks and related, Guarantee Agreements, Promissory Notes and Certificate of the Secretary and Officer.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCS Transportation, Inc.

February 4, 2005	By:	James J. Bellinghausen

Name: James J. Bellinghausen
Title: Vice President of Finance and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Restated Agented Revolving Credit Agreement dated as of January 31, 2005, among SCS Transportation, Inc. and Bank of Oklahoma, N.A., JP Morgan Chase Bank, N.A., U.S. Bank National Association, Harris Trust and Savings Bank, and LaSalle Bank National Association and Bank of Oklahoma, N.A., as agent for the Banks and related, Guarantee Agreements, Promissory Notes and Certificate of the Secretary and Officer.